Investor Presentation Q1, 2006 1 NOBEL LEARNING COMMUNITIES, INC. September 14, 2006 Exhibit 99.1

Investor Presentation Q1, 2006 2
NOBEL LEARNING COMMUNITIES, INC.
The following presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995,
about such things as the Company’s business, projected revenues, expenditures and operating and capital requirements. Statements that are not historical facts are forward-looking statements, and are subject to certain risks, uncertainties and assumptions, such as factors that could cause actual results to vary materially. Among the factors that could impact our ability to achieve our stated goals are competitive conditions in the pre-elementary and elementary school education and services industry, including advertising and tuition price sensitivity; various factors affecting occupancy levels, including, but not limited to, the reduction in or changes to the general labor force that would reduce the need or demand for private schools; the establishment of governmentally mandated universal pre-K programs that do not allow for participation by for-profit operators; our inability to successfully defend against or counter negative publicity associated with claims involving alleged incidents at our schools; and the acceptance of our newly developed schools and businesses and performance of recently acquired businesses.  Forward-
looking statements should not be relied upon except as statements of our present intentions and expectations that may or may not occur.

Investor Presentation Q1, 2006 3
NLCI BUSINESS SUMMARY
• Established in 1982
• For-profit operator of private preschools,
elementary/middle schools
• FY 2006
1
revenues of approximately $168 mm
• Fiscal 2006 EPS of $0.44, a 69% increase
over Fiscal 2005
• Strong cash flow and strong balance sheet
1
FY 2006 covered this period: July 2, 2005 through July 1, 2006

NOBEL LEARNING COMMUNITIES INC.

Preschool

Elementary

Middle

Camp &
Enrichment
Programs

Investor Presentation Q1, 2006 4
NLCI BUSINESS MODEL PRINCIPLES
• Preschool through eighth grade private
school education
• Private pay
• Small classes, nurturing environment
• One-stop shopping
• Curriculum-based with annual
standardized testing
• Excellent value for educational outcomes

Number of Schools
120
100
80
60
40
20
0
109
34
6
1
Preschools
Elementary or Elem/Middle Schools
Specialty High Schools
Other Specialty Schools

Investor Presentation Q1, 2006 5 NLCI OPERATES 150 SCHOOLS

NOBEL LEARNING COMMUNITIES INC.

CHESTERBROOK
CA
Academy
A Nobel Learning Community

MERRYHILL
M
Established 1949
SCHOOL
A Nobel Learning Community

Houston Learning Academy
A Nobel Learning Community

CAMP ZONE
A Nobel Learning Communities Camp Program

Paladin Academy
A Nobel Learning Community

BRIGHTON SCHOOL
A Nobel Learning Community

BETHESDA COUNTRY DAY SCHOOL
A NOBEL LEARNING COMMUNITY

THE HONOR ROLL SCHOOL
HR
EST. 1991

Touchstone School™
A Nobel Learning Community

LAKE FOREST PARK MONTESSORI
A Nobel Learning Community

Carefree Learning Center
A Nobel Learning Community

THE TOWN & COUNTRY SCHOOL OF VIENNA
T&C
A Nobel Learning Community

NORTH RALEIGH COUNTRY DAY SCHOOL
A Nobel Learning Community

EVERGREEN ACADEMY
A Nobel Learning Community

Investor Presentation Q1, 2006 6 OUR BRANDS East West Specialized Individual School Brands

Rapid Growth and...

Fiscal Year	1999		2002	2003	2004	2005	2006	Future

1999:
Revenue $105mm
N.I.: $1.6mm

2002:
Revenue $145mm
N.I.: $2.8mm

Investor Presentation Q1, 2006 7 COMPANY HISTORY - Revenue growth of 8.4% CAGR - Rapid growth from approximately 135 schools to 170 schools - Invested outside core business

Rapid Growth and Irrational Exuberance

Fiscal Year	1999		2002	2003	2004	2005	2006	Future

Revenue $105mm
N.I.: $1.6mm

Revenue $145mm
N.I.: $2.8mm

Revenue $150mm
N.I.: ($12mm)

Investor Presentation Q1, 2006 8 COMPANY HISTORY - Acquired schools with inconsistent real estate portfolio - Underinvested in infrastructure and people - Accumulated significant debt…and losses

Turnaround

Rapid Growth and Irrational Exuberance

Fiscal Year	1999		2002	2003	2004	2005	2006	Future

Revenue $158mm
N.I.: ($6mm)

Revenue $164mm
N.I.: $2.5mm

Investor Presentation Q1, 2006 9 COMPANY HISTORY - Revamped Board of Directors - Built new management team - Focused resources on core business - Began to rationalize school portfolio

NOBEL LEARNING COMMUNITIES INC.

Position	Name	Previous Experience
Late Summer 2003		
Fall 2003		
Fall/Winter 2004		
Summer 2006

Investor Presentation Q1, 2006 10
EARLY 2004: A NEW TEAM IS RECRUITED
President - Pearle Vision;  CFO and
EVP Strategic Planning - Cole National
Corporation; SVP, GM - Things
Remembered;  Bain and Company
George Bernstein CEO
VP HR - NovaCare, Inc.;  VP HR -
Mellon Retail Bank, Philadelphia
Asst. Superintendent - Union NJ Public
Schools; Superintendent - Bound
Brook, NJ Public Schools
Jeanne Marie Welsko
Osborne F. Abbey, Jr.
Ed. D.
VP Human Resources
VP Education
CFO - Broder Bros. Co.; CFO/EVP
Finance - Mothers Work, Inc.
SVP Franchise Services - Sylvan
Learning Centers; VP Corporate
Operations - Nutri/System, Inc.
Tom Frank
Patricia Miller
CFO
COO
EVP International and Corporate
Development - Right Management
Consultants, Inc.
Lee Bohs SVP Corporate
Development

Stability
Turnaround
Rapid Growth and Irrational Exuberance
Fiscal Year
1999
2002
2003
2004
2005
2006
Future
Revenue $168mm
N.I.: $4.5mm

Investor Presentation Q1, 2006 11 COMPANY HISTORY - Investment in critical success factors: • Real estate • Curriculum • People - Developed Strategic Plan

Growth and Rational Exuberance

Stability

Turnaround

Rapid Growth and Irrational Exuberance

Fiscal Year	1999		2002	2003	2004	2005	2006	Future

Investor Presentation Q1, 2006 12 Company History - Strong balance sheet to support growth - Focus resources on growth and implementation of the strategic plan

Investor Presentation Q1, 2006 13
NLCI GROWTH STRATEGY
1. Grow the retail preschool business and utilize it,
where appropriate, to feed elementary school
enrollment
2.
Extend our market leadership in the for-profit K-8
private school business
3. Add education-based enrichment programs that
can be sold to consumers through our schools and
other delivery channels
Our growth strategy consists of three prongs,
each building on the others

NOBEL LEARNING COMMUNITIES INC.

Here's how Links to Learning connects each learning component to the next.
Every great journey has a beginning.
How do you make the most of their potential?
Start here.

My fun and busy month
Links to Learning

Links to Learning™

Nobel Learning Preschool Curriculum

Investor Presentation Q1, 2006 14
GROW PRESCHOOL BUSINESS -
LINKS TO LEARNING
Preschools will benefit from our new curriculum, including
Links to
Learning,
which connects parents to what their
child is learning in school

Multi-Unit For-Profit K-8 School Providers
NLCI
Challenger
Pine Crest
Stratford
Number of Schools
45
40
35
30
25
20
15
10
5
(5)
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Estimated Revenue ($000)
2,500 Students

Investor Presentation Q1, 2006 15
There are approximately 500 for-profit, private elementary
schools in the U.S., with few operators of size
EXTEND LEADERSHIP IN K-8 PRIVATE
SCHOOL BUSINESS
Source: Lochridge & Company Survey

NOBEL LEARNING COMMUNITIES INC.

CREATE. INVENT. EXPLORE.
icamp™
at Merryhill Elementary School
Adventures in technology for kids grades 2-8
Robotics · Fashion Design · Animation
Architecture · Video Game Design · And More!
OPEN HOUSE!
Saturday, April 22nd · 1-3pm
Featuring fun, interactive activities for kids!
Call now for more information or to RSVP for the Open House.
Milpitas
1500 Yosemite Drive • 408-945-9090
San Jose
750 N Capitol Avenue • 408-254-1280
MerryhillSchool.com

Investor Presentation Q1, 2006 16
Our newest enrichment program will
support our elementary school science
and technology curriculum
• Children’s Technology Workshops
– State-of-the-art, computer-based
engineering and technology programs
– Animation, engineering, robotics,
video game design, architecture,
fashion design
• Summer camps, weekend and
after-school programs
ENRICHMENT PROGRAMS
TO LEVERAGE FIXED COSTS

1
2
Preschool
Preschool
Preschool
Preschool
Elementary/
Middle School
3
Enrichment Programs

Investor Presentation Q1, 2006 17 NLCI STRATEGY - COMPONENT INTEGRATION

Investor Presentation Q1, 2006 18 Financial Results NOBEL LEARNING COMMUNITIES, INC.

Investor Presentation Q1, 2006 19
• Created more clarity in our capital structure
– Converted 100% of Preferred Series A and Preferred Series C
to common stock
– Preferred Series E has a 5% PIK, which can be paid in cash as of 6/30/06;  converts 1:1 to common at $11.25; approx.
1.6 mm shares
– Preferred Series F has a 5% PIK, which will be paid in cash as of 9/30/06; converts 1:1 to common at $12.75; approx.
750K shares
– Paid off our sub-debt
• Converted warrants to common in June 2006
• Expanded our credit facility and lowered our interest rate matrix
• As of 7/1/06 net debt = $3.3 mm
SIMPLIFIED AND STRENGTHENED
CAPITAL STRUCTURE

Total Debt
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Millions
$40.2
$35.5
$25.3
$15.5
$13.2
2002
2003
2004
2005
2006
Fiscal Year End

Free Cash Flow
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Millions
$1.9
$3.1
$5.3
$7.9
$8.4
2002
2003
2004
2005
2006
Fiscal Year End

Investor Presentation Q1, 2006 20 Free Cash Flow = cash from operations less capital expenditures NLCI DEBT IS DOWN AND FREE CASH FLOW IS UP

Gross Profit
(Based on 52-week fiscal year)
$25
$20
$15
$10
$5
$0
Millions
$18.7
$19.9
$21.8
$22.2
2003
12.5%
2004
12.8%
2005
13.2%
2006
13.2%
Fiscal Year End

Net Income
$6
$4
$2
$0
-$2
-$4
-$6
-$8
-$10
-$12
Millions
-$11.5
-$6.1
$2.5
$4.5
2003
2004
2005
2006
Fiscal Year End

Investor Presentation Q1, 2006 21
NLCI GROSS PROFIT AND NET INCOME
ARE IMPROVING
Gross Profit and Net Income should be reviewed in conjunction with the Financial
Statements and Notes thereto filed with the SEC.

Fiscal Year July-June
$0.50
$0.0
-$0.50
-$1.00
-$1.50
Earnings Per Share
0.11
0.07
0.10
0.10
0.06
0.20
0.12
0.18
0.22
-0.30
-0.53
-1.11
-0.42
-0.76
-0.18
-0.11
Fiscal Year
2003
2004
2005
2006
FY EPS
$(1.83)
$(1.01)
$0.26
$0.44
Q1
Q2
Q3
Q4

Investor Presentation Q1, 2006 22 NLCI EPS TREND HAS IMPROVED STEADILY

Monthly Closing Price

$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Feb-03
Apr-03
Jun-03
Aug-03
Oct-03
Dec-03
Feb-04
Apr-04
Jun-04
Aug-04
Oct-04
Dec-04
Feb-05
Apr-05
Jun-05
Aug-05
Oct-05
Dec-05
Feb-06
Apr-06
Jun-06
Aug-06
Week Ended

Investor Presentation Q1, 2006 23 NLCI STOCK HAS REACTED FAVORABLY Management and Board Changes Initiated

Investor Presentation Q1, 2006 24 NOBEL LEARNING COMMUNITIES, INC.